UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050
Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund
Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103
Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	November 30
Date of reporting period:	May 31, 2019

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

May 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The figures in the semiannual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). Effective as of March 29, 2018, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of May 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	59.37%
Communication Services	5.66%
Consumer Discretionary	10.03%
Consumer Staples	9.87%
Diversified REIT	0.15%
Energy	2.73%
Financials	2.69%
Healthcare	11.86%
Healthcare REIT	0.02%
Hotel REITs	0.48%
Industrials	7.52%
Information Technology	2.02%
Materials	2.21%
Mortgage REITs	1.22%
Multifamily REIT	0.65%
Office REITs	0.80%
Shopping Center REITs	0.36%
Single Tenant REIT	0.08%
Utilities	1.02%

Convertible Preferred Stock	2.12%

Exchange-Traded Fund	0.71%

Limited Partnerships	1.14%

Agency Commercial Mortgage-Backed Securities	0.02%

Agency Mortgage-Backed Securities	0.02%

Convertible Bonds	11.39%
Basic Industry	0.36%
Brokerage	0.45%
Capital Goods	1.11%
Communications	1.01%
Consumer Cyclical	0.82%
Consumer Non-Cyclical	2.68%
Electric	0.77%
Energy	1.36%
Real Estate Investment Trusts	0.42%
Technology	2.41%

Corporate Bonds	58.33%
Automotive	0.57%
Banking	2.31%
Basic Industry	8.31%
Brokerage	0.36%
Capital Goods	2.00%
Communications	2.99%

Security type / sector	Percentage of net assets

Consumer Cyclical	3.98%
Consumer Non-Cyclical	2.77%
Electric	0.65%
Energy	9.87%
Financials	0.89%
Healthcare	5.61%
Insurance	1.57%
Media	6.20%
Real Estate Investment Trusts	1.88%
Services	3.02%
Technology	2.82%
Transportation	0.43%
Utilities	2.10%

Sovereign Bonds	1.31%

US Treasury Obligations	1.71%

Leveraged Non-Recourse Security	0.00%

Preferred Stock	0.92%

Short-Term Investments	5.87%

Total Value of Securities	142.91%

Borrowing Under Line of Credit	(45.15%)

Receivables and Other Assets Net of Liabilities	2.24%

Total Net Assets	100.00%

(continues)	1

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets

Argentina	0.68%
Australia	0.02%
Austria	0.50%
Belgium	0.05%
Bermuda	0.20%
Brazil	0.20%
Canada	2.42%
Cayman Islands	1.03%
China/Hong Kong	0.04%
Denmark	1.49%
France	9.88%
Germany	3.01%
Indonesia	0.81%
Ireland	0.65%
Isle of Man	0.18%
Israel	0.39%
Italy	0.17%
Japan	7.98%
Luxembourg	0.58%
Mexico	0.60%
Netherlands	3.47%
Puerto Rico	0.51%
Sweden	3.56%
Switzerland	4.76%
United Arab Emirates	0.57%
United Kingdom	6.00%
United States	87.29%

Total	137.04%

* Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 5 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

May 31, 2019 (Unaudited)

	Number of shares	Value (US $)

Common Stock – 59.37%❖

Communication Services – 5.66%
AT&T	35,800	$1,094,763
Century Communications =†	125,000	0
KDDI	48,600	1,244,789
Orange	138,720	2,146,689
Publicis Groupe	37,298	2,039,791
Verizon Communications	19,700	1,070,695

		7,596,727

Consumer Discretionary – 10.03%
adidas	6,718	1,917,841
Bridgestone	45,000	1,673,671
Ford Motor	70,000	666,400
Hennes & Mauritz Class B	80,413	1,201,995
LVMH Moet Hennessy Louis Vuitton	3,378	1,274,668
Next	24,133	1,759,184
Nordstrom	15,000	469,500
Sodexo	17,091	1,966,601
Swatch Group	5,578	1,402,504
Target	9,300	748,185
Whirlpool	3,300	379,104

		13,459,653

Consumer Staples – 9.87%
Archer-Daniels-Midland	10,400	398,528
Asahi Group Holdings	11,200	491,793
British American Tobacco ADR	14,440	500,635
Conagra Brands	19,800	530,046
Danone	29,817	2,381,760
Diageo	12,800	538,388
Kao	6,100	473,367
Kerry Group Class A	4,521	520,215
Kirin Holdings	21,600	467,160
Koninklijke Ahold Delhaize	90,334	2,026,079
Kraft Heinz	13,600	376,040
Lawson	8,000	373,935
Mondelez International Class A	8,300	422,055
Nestle	24,751	2,455,268
Procter & Gamble	4,000	411,640
Seven & i Holdings	26,100	878,483

		13,245,392

Diversified REIT – 0.15%
Tritax EuroBox 144A #	162,599	197,996

		197,996

Energy – 2.73%
Halliburton	23,000	489,670

	Number of shares	Value (US $)

Common Stock❖ (continued)

Energy (continued)
Occidental Petroleum	18,900	$940,653
Royal Dutch Shell ADR Class B	13,500	848,610
TOTAL ADR	15,800	813,700
Williams	21,900	577,722

		3,670,355

Financials – 2.69%
American International Group	16,500	842,655
Arthur J Gallagher & Co.	5,500	463,100
Ashford †	632	28,137
Bank of New York Mellon	12,500	533,625
BB&T	20,000	935,000
Wells Fargo & Co.	18,300	811,971

		3,614,488

Healthcare – 11.86%
AbbVie	9,100	698,061
Amgen	2,600	433,420
Astellas Pharma	102,000	1,366,896
AstraZeneca ADR	23,000	859,740
Brookdale Senior Living †	294,766	1,821,654
Cardinal Health	14,100	593,187
CVS Health	7,700	403,249
Fresenius Medical Care	29,135	2,123,116
Johnson & Johnson	4,700	616,405
Merck & Co.	11,200	887,152
Mitsubishi Tanabe Pharma	64,100	753,793
Novo Nordisk Class B	42,399	1,995,227
Pfizer	20,660	857,803
Quest Diagnostics	4,900	469,959
Roche Holding	7,768	2,040,282

		15,919,944

Healthcare REIT – 0.02%
Sabra Health Care REIT	1,108	21,373

		21,373

Hotel REITs – 0.48%
Ashford Hospitality Trust	55,000	245,300
Braemar Hotels & Resorts	13,251	138,340
Hospitality Properties Trust	10,500	261,135

		644,775

Industrials – 7.52%
G4S	759,171	2,005,504
Lockheed Martin	2,500	846,350
Makita	60,900	2,119,591
Secom	8,600	733,928
Securitas Class B	134,749	2,230,282

(continues)	3

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock❖ (continued)

Industrials (continued)
SKF Class B	86,334	$1,339,253
United Technologies	6,500	820,950

		10,095,858

Information Technology – 2.02%
Broadcom	3,400	855,576
Cisco Systems	12,900	671,187
Intel	14,100	620,964
International Business Machines	4,400	558,756

		2,706,483

Materials – 2.21%
Air Liquide	17,795	2,212,629
Dow	5,400	252,504
DowDuPont	16,200	494,424

		2,959,557

Mortgage REITs – 1.22%
Annaly Capital Management	132,542	1,167,695
Starwood Property Trust	21,605	476,390

		1,644,085

Multifamily REIT – 0.65%
Equity Residential	11,400	872,898

		872,898

Office REITs – 0.80%
Intervest Offices & Warehouses	2,500	69,124
Kenedix Office Investment	20	137,759
Postal Realty Trust Class A †	6,000	98,700
VEREIT	86,617	769,159

		1,074,742

Shopping Center REITs – 0.36%
Brixmor Property Group	25,454	436,536
Link REIT	4,000	47,864

		484,400

Single Tenant REIT – 0.08%
STORE Capital	3,147	107,690

		107,690

Utilities – 1.02%
Edison International	14,000	831,180

	Number of shares	Value (US $)

Common Stock❖ (continued)

Utilities (continued)
National Grid ADR	10,575	$531,711

		1,362,891

Total Common Stock (cost $82,178,097)		79,679,307

Convertible Preferred Stock – 2.12%

A Schulman 6.00% exercise price $52.33 Y	775	796,313
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37	8,900	421,239
Bank of America 7.25% exercise price $50.00 Y	453	602,540
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	12,617	638,420
QTS Realty Trust 6.50% exercise price $47.03 Y	3,452	383,655

Total Convertible Preferred Stock (cost $2,691,555)		2,842,167

Exchange-Traded Fund – 0.71%

Vanguard FTSE Developed Markets ETF	24,000	956,160

Total Exchange-Traded Fund (cost $968,153)		956,160

Limited Partnerships – 1.14%

Merion Champion’s Walk =p†	1,085,000	1,030,750
Merion Countryside =p†	780,938	502,768

Total Limited Partnerships (cost $996,494)		1,533,518

	Principal amount°

Agency Commercial Mortgage-Backed Securities –0.02%

FREMF Mortgage Trust Series 2011-K15 B 144A 4.948% 8/25/44 #●	10,000	10,456
Series 2012-K22 B 144A 3.687% 8/25/45 #●	10,000	10,306

Total Agency Commercial Mortgage-Backed Securities (cost $21,214)		20,762

	Principal	Value
	amount°	(US $)

Agency Mortgage-Backed Securities – 0.02%

Fannie Mae ARM 4.575% (LIBOR12M + 1.69%, Cap 10.122%) 11/1/35 ●	3,421	$3,576
4.754% (LIBOR12M + 1.754%, Cap 11.211%) 4/1/36 ●	8,271	8,634
Fannie Mae S.F. 30 yr 5.00% 6/1/44	3,179	3,467
6.00% 6/1/41	1,741	1,951
6.00% 7/1/41	5,188	5,816
Freddie Mac S.F. 30 yr 5.50% 6/1/41	1,765	1,955
GNMA II S.F. 30 yr 6.00% 2/20/40	1,874	2,058

Total Agency Mortgage-Backed Securities (cost $27,009)		27,457

Convertible Bonds – 11.39%

Basic Industry – 0.36%
Royal Gold 2.875% exercise price $102.16, maturity date 6/15/19	482,000	482,025

		482,025

Brokerage – 0.45%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	709,000	599,203

		599,203

Capital Goods – 1.11%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	138,000	219,326
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	669,000	668,201
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	149,000	212,977
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	400,000	385,703

		1,486,207

Communications – 1.01%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	592,000	515,817

	Principal	Value
	amount°	(US $)

Convertible Bonds (continued)

Communications (continued)
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	286,000	$323,911
Liberty Media 2.25% exercise price $34.71, maturity date 9/30/46	1,016,000	520,700

		1,360,428

Consumer Cyclical – 0.82%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	418,000	416,020
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	242,000	236,212
Team 5.00% exercise price $21.70, maturity date 8/1/23	452,000	451,372

		1,103,604

Consumer Non-Cyclical – 2.68%
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	305,000	337,768
FTI Consulting 144A 2.00% exercise price $101.38, maturity date 8/15/23 #	343,000	366,581
Insulet 1.375% exercise price $93.18, maturity date 11/15/24	213,000	284,883
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	297,000	250,223
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	929,000	900,958
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	550,000	374,687
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	427,000	373,625
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 ●	687,000	702,628

		3,591,353

(continues)	5

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Convertible Bonds (continued)

Electric – 0.77%
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	279,000	$287,719
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	805,000	753,008

		1,040,727

Energy – 1.36%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	773,000	599,075
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	944,000	893,506
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	362,000	332,148

		1,824,729

Real Estate Investment Trusts – 0.42%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	545,000	558,038

		558,038

Technology – 2.41%
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	526,000	447,508
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	186,000	212,312
CSG Systems International 4.25% exercise price $56.95, maturity date 3/15/36	408,000	438,703
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	395,000	438,687
Microchip Technology 1.625% exercise price $96.73, maturity date 2/15/27	73,000	79,790
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	351,000	442,958
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	396,000	349,187

	Principal	Value
	amount°	(US $)

Convertible Bonds (continued)

Technology (continued)
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	466,000	$509,295
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	359,000	319,179

		3,237,619

Total Convertible Bonds (cost $15,349,668)		15,283,933

Corporate Bonds –58.33%

Automotive – 0.57%
Allison Transmission 144A 5.875% 6/1/29 #	760,000	768,550

		768,550

Banking – 2.31%
Ally Financial 5.75% 11/20/25	702,000	753,773
8.00% 11/1/31	250,000	318,125
Bank of America 3.458% 3/15/25 µ	20,000	20,367
5.625% 7/1/20	5,000	5,165
BB&T 3.75% 12/6/23	35,000	36,546
Citigroup 3.52% 10/27/28 µ	20,000	20,022
Citizens Financial Group 4.30% 12/3/25	25,000	26,098
Credit Suisse Group 144A 6.25% #µY	485,000	489,530
Fifth Third Bancorp 3.95% 3/14/28	35,000	37,098
Goldman Sachs Group 6.00% 6/15/20	50,000	51,703
Huntington Bancshares
2.30% 1/14/22	5,000	4,966
JPMorgan Chase & Co.
3.702% 5/6/30 µ	25,000	25,519
4.023% 12/5/24 µ	5,000	5,239
Morgan Stanley 3.78% (LIBOR03M + 1.22%) 5/8/24 ●	10,000	10,113
PNC Financial Services Group 3.45% 4/23/29	50,000	51,124
Popular 6.125% 9/14/23	655,000	684,475
Royal Bank of Scotland Group 8.625% µY	315,000	333,113
State Street 3.10% 5/15/23	50,000	50,892
3.30% 12/16/24	5,000	5,148

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Banking (continued)
SunTrust Banks 2.45% 8/1/22	5,000	$4,983
2.70% 1/27/22	45,000	45,159
US Bancorp 3.10% 4/27/26	55,000	55,499
USB Capital IX 3.617% (LIBOR03M + 1.02%) Y●	80,000	62,537

		3,097,194

Basic Industry – 8.31%
BMC East 144A 5.50% 10/1/24 #	312,000	315,120
Boise Cascade 144A 5.625% 9/1/24 #	660,000	663,300
Builders FirstSource 144A 5.625% 9/1/24 #	405,000	406,013
Chemours 5.375% 5/15/27	456,000	414,960
CSN Resources 144A 7.625% 4/17/26 #	250,000	251,644
Freeport-McMoRan 4.55% 11/14/24	365,000	353,137
6.875% 2/15/23	796,000	834,805
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	235,000	245,575
HD Supply 144A 5.375% 10/15/26 #	345,000	352,763
Hudbay Minerals 144A 7.625% 1/15/25 #	465,000	463,837
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	272,000	287,045
Koppers 144A 6.00% 2/15/25 #	484,000	457,077
Lennar 5.875% 11/15/24	155,000	165,075
NOVA Chemicals 144A 5.00% 5/1/25 #	285,000	263,981
Novelis 144A 6.25% 8/15/24 #	605,000	620,125
Olin 5.00% 2/1/30	380,000	367,175
5.125% 9/15/27	478,000	474,272
RPM International 4.55% 3/1/29	5,000	5,174
SASOL Financing USA 5.875% 3/27/24	225,000	238,340
6.50% 9/27/28	275,000	300,996
Standard Industries 144A 5.00% 2/15/27 #	430,000	420,863
144A 6.00% 10/15/25 #	50,000	51,811
Starfruit Finco 144A 8.00% 10/1/26 #	375,000	368,437

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Basic Industry (continued)
Steel Dynamics 5.00% 12/15/26	665,000	$681,625
Suzano Austria 144A 6.00% 1/15/29 #	250,000	267,187
Syngenta Finance 144A 5.182% 4/24/28 #	500,000	505,833
Tronox Finance 144A 5.75% 10/1/25 #	545,000	495,269
Westlake Chemical 4.375% 11/15/47	5,000	4,481
Zekelman Industries 144A 9.875% 6/15/23 #	835,000	878,838

		11,154,758

Brokerage – 0.36%
E*TRADE Financial 5.875% µY	400,000	415,520
Jefferies Group 4.15% 1/23/30	25,000	23,231
6.45% 6/8/27	5,000	5,560
6.50% 1/20/43	5,000	5,290
Lazard Group 3.625% 3/1/27	40,000	39,739

		489,340

Capital Goods – 2.00%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	357,372
Bombardier 144A 6.00% 10/15/22 #	560,000	548,632
BWAY Holding 144A 5.50% 4/15/24 #	699,000	685,964
144A 7.25% 4/15/25 #	250,000	241,587
Crown Americas 4.75% 2/1/26	334,000	336,672
General Dynamics 3.375% 5/15/23	55,000	57,024
General Electric 2.10% 12/11/19	35,000	34,859
5.55% 5/4/20	5,000	5,122
6.00% 8/7/19	10,000	10,052
Ingersoll-Rand Luxembourg Finance 3.80% 3/21/29	10,000	10,237
L3 Technologies 4.40% 6/15/28	30,000	32,318
Martin Marietta Materials 4.25% 12/15/47	5,000	4,558
Northrop Grumman 3.25% 8/1/23	35,000	35,848
nVent Finance 4.55% 4/15/28	5,000	5,064

(continues)	7

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Capital Goods (continued)
TransDigm 6.375% 6/15/26	288,000	$284,040
United Technologies 3.65% 8/16/23	35,000	36,333

		2,685,682

Communications – 2.99%
AT&T 4.35% 3/1/29	10,000	10,447
Charter Communications Operating 5.05% 3/30/29	15,000	15,976
Comcast 3.70% 4/15/24	35,000	36,558
Digicel Group Two 144A PIK 9.125% 4/1/24 #	853,636	234,750
Discovery Communications 4.125% 5/15/29	5,000	5,046
5.20% 9/20/47	10,000	10,022
Fox 144A 4.03% 1/25/24 #	20,000	20,964
144A 4.709% 1/25/29 #	5,000	5,473
144A 5.576% 1/25/49 #	5,000	5,845
Level 3 Financing 5.375% 5/1/25	714,000	716,677
Rogers Communications 4.35% 5/1/49	5,000	5,202
Sprint 7.125% 6/15/24	918,000	957,015
7.625% 3/1/26	30,000	31,856
7.875% 9/15/23	40,000	43,067
Sprint Communications 7.00% 8/15/20	302,000	313,325
Time Warner Cable 7.30% 7/1/38	5,000	5,865
Time Warner Entertainment 8.375% 3/15/23	10,000	11,784
T-Mobile USA 6.50% 1/15/26	720,000	761,400
Verizon Communications 144A 4.016% 12/3/29 #	5,000	5,288
4.50% 8/10/33	5,000	5,415
4.522% 9/15/48	20,000	21,110
Viacom 4.375% 3/15/43	55,000	51,244
Zayo Group
144A 5.75% 1/15/27 #	165,000	169,950
6.375% 5/15/25	550,000	567,875

		4,012,154

Consumer Cyclical – 3.98%
AMC Entertainment Holdings 6.125% 5/15/27	661,000	582,506
Boyd Gaming 6.375% 4/1/26	513,000	530,365

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Dollar Tree 3.70% 5/15/23	10,000	$10,202
General Motors Financial 4.35% 4/9/25	50,000	50,488
GLP Capital / GLP Financing II 5.375% 4/15/26	122,000	129,283
Hilton Worldwide Finance 4.875% 4/1/27	435,000	439,150
KFC Holding / Pizza Hut Holdings / Taco Bell of America 144A 5.25% 6/1/26 #	490,000	497,350
Lowe’s 4.55% 4/5/49	10,000	10,209
Mastercard 2.95% 6/1/29	15,000	15,165
MGM Resorts International 5.75% 6/15/25	435,000	458,381
Penn National Gaming 144A 5.625% 1/15/27 #	563,000	558,777
Penske Automotive Group 5.50% 5/15/26	576,000	572,400
Resorts World Las Vegas 144A 4.625% 4/16/29 #	300,000	302,641
Royal Caribbean Cruises 3.70% 3/15/28	35,000	34,508
Scientific Games International 144A 8.25% 3/15/26 #	535,000	539,355
10.00% 12/1/22	547,000	576,029
Toyota Motor Credit 2.80% 7/13/22	30,000	30,306

		5,337,115

Consumer Non-Cyclical – 2.77%
Anheuser-Busch 3.65% 2/1/26	35,000	35,668
AstraZeneca ADR 3.50% 8/17/23	10,000	10,301
Becton Dickinson and Co. 3.363% 6/6/24	30,000	30,470
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	15,000	15,207
144A 4.125% 6/15/39 #	5,000	5,218
Bunge Finance 4.35% 3/15/24	30,000	30,871
Cigna 144A 4.125% 11/15/25 #	35,000	36,589
Cott Holdings 144A 5.50% 4/1/25 #	603,000	596,216
CVS Health 4.10% 3/25/25	20,000	20,720
Eli Lilly & Co. 3.375% 3/15/29	55,000	57,048
JBS Investments 144A 7.25% 4/3/24 #	650,000	673,569

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
JBS USA 144A 5.75% 6/15/25 #	377,000	$386,896
144A 6.50% 4/15/29 #	360,000	378,900
144A 6.75% 2/15/28 #	390,000	413,400
Mars 144A 3.95% 4/1/49 #	10,000	10,322
Post Holdings 144A 5.00% 8/15/26 #	244,000	240,950
144A 5.625% 1/15/28 #	400,000	398,000
144A 5.75% 3/1/27 #	345,000	347,587
Zimmer Biomet Holdings 4.625% 11/30/19	30,000	30,274

		3,718,206

Electric – 0.65%
American Transmission Systems 144A 5.25% 1/15/22 #	10,000	10,635
Ausgrid Finance 144A 3.85% 5/1/23 #	30,000	30,969
CenterPoint Energy 3.85% 2/1/24	30,000	31,324
Cleveland Electric Illuminating 5.50% 8/15/24	5,000	5,557
Consumers Energy 3.80% 11/15/28	35,000	37,881
Dominion Energy 3.90% 10/1/25	5,000	5,267
DPL 144A 4.35% 4/15/29 #	10,000	10,245
Entergy Arkansas 4.20% 4/1/49	5,000	5,366
Entergy Mississippi 3.85% 6/1/49	10,000	9,984
Evergy 4.85% 6/1/21	5,000	5,167
Interstate Power & Light 4.10% 9/26/28	15,000	16,074
Israel Electric 144A 4.25% 8/14/28 #	500,000	516,900
Kansas City Power & Light 3.65% 8/15/25	5,000	5,244
LG&E & KU Energy 4.375% 10/1/21	20,000	20,687
National Rural Utilities Cooperative Finance 2.85% 1/27/25	30,000	30,366
4.75% 4/30/43 µ	5,000	4,885
New York State Electric & Gas 144A 3.25% 12/1/26 #	25,000	25,318
NextEra Energy Capital Holdings 3.15% 4/1/24	15,000	15,196

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Electric (continued)
NextEra Energy Capital Holdings 5.65% 5/1/79 µ	5,000	$5,118
PacifiCorp 3.50% 6/15/29	25,000	26,149
PPL Electric Utilities 3.00% 9/15/21	10,000	10,129
Public Service Co. of Oklahoma 5.15% 12/1/19	15,000	15,178
Southern California Edison 4.20% 3/1/29	25,000	26,124
4.875% 3/1/49	5,000	5,467

		875,230

Energy – 9.87%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	750,000	770,100
AmeriGas Partners 5.625% 5/20/24	20,000	20,800
5.875% 8/20/26	666,000	691,807
Cheniere Corpus Christi Holdings 5.125% 6/30/27	92,000	95,452
5.875% 3/31/25	222,000	238,834
7.00% 6/30/24	205,000	229,026
Cheniere Energy Partners 5.25% 10/1/25	360,000	360,727
Chesapeake Energy 7.00% 10/1/24	350,000	319,813
8.00% 1/15/25	280,000	259,000
Continental Resources 3.80% 6/1/24	10,000	10,060
Crestwood Midstream Partners 5.75% 4/1/25	516,000	522,450
Diamond Offshore Drilling 7.875% 8/15/25	70,000	63,175
Enbridge 6.00% 1/15/77 µ	5,000	4,959
Energy Transfer Operating 5.50% 6/1/27	260,000	281,814
6.25% 4/15/49	5,000	5,593
6.625% µY	5,000	4,634
Ensco Rowan 7.75% 2/1/26	45,000	33,637
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	500,000	508,883
Genesis Energy 6.50% 10/1/25	80,000	76,300
6.75% 8/1/22	726,000	725,093
Hilcorp Energy I 144A 5.00% 12/1/24 #	229,000	222,703

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Energy (continued)
Husky Energy 4.40% 4/15/29	5,000	$5,084
Marathon Oil 4.40% 7/15/27	35,000	36,353
MPLX 4.875% 12/1/24	10,000	10,713
Murphy Oil 6.875% 8/15/24	780,000	808,796
Murphy Oil USA 5.625% 5/1/27	936,000	964,080
Newfield Exploration 5.375% 1/1/26	662,000	718,559
Noble Energy 3.90% 11/15/24	45,000	46,243
NuStar Logistics 5.625% 4/28/27	402,000	391,439
ONEOK 7.50% 9/1/23	30,000	34,874
Petrobras Global Finance 7.25% 3/17/44	400,000	425,250
Petroleos Mexicanos 6.75% 9/21/47	150,000	135,960
Precision Drilling 144A 7.125% 1/15/26 #	820,000	783,100
QEP Resources 5.25% 5/1/23	460,000	433,495
5.625% 3/1/26	650,000	589,875
Sabine Pass Liquefaction 5.625% 3/1/25	60,000	65,742
Schlumberger Holdings 144A 4.30% 5/1/29 #	45,000	46,827
Southwestern Energy 7.75% 10/1/27	465,000	446,400
Targa Resources Partners 5.375% 2/1/27	708,000	715,080
5.875% 4/15/26	40,000	41,450
Tecpetrol 144A 4.875% 12/12/22 #	250,000	239,898
Transocean 144A 9.00% 7/15/23 #	482,000	497,038
Transocean Proteus 144A 6.25% 12/1/24 #	364,800	370,272

		13,251,388

Financials – 0.89%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	406,000
Air Lease 3.00% 9/15/23	5,000	4,966
Aviation Capital Group 144A 4.875% 10/1/25 #	30,000	31,905
Avolon Holdings Funding 144A 3.95% 7/1/24 #	10,000	9,946
144A 4.375% 5/1/26 #	5,000	5,017

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Financials (continued)
DAE Funding 144A 5.75% 11/15/23 #	710,000	$735,737

		1,193,571

Healthcare – 5.61%
Bausch Health 144A 5.50% 11/1/25 #	745,000	750,588
Charles River Laboratories International 144A 5.50% 4/1/26 #	745,000	775,731
Encompass Health 5.75% 11/1/24	720,000	726,480
5.75% 9/15/25	361,000	368,220
HCA 5.375% 2/1/25	1,076,000	1,127,347
5.875% 2/15/26	166,000	176,377
7.58% 9/15/25	194,000	220,190
Hill-Rom Holdings 144A 5.00% 2/15/25 #	378,000	381,780
144A 5.75% 9/1/23 #	273,000	280,507
Hologic 144A 4.625% 2/1/28 #	370,000	362,600
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	237,000	236,407
Service Corp. International 4.625% 12/15/27	360,000	361,800
Tenet Healthcare 5.125% 5/1/25	415,000	412,925
8.125% 4/1/22	419,000	438,257
WellCare Health Plans 144A 5.375% 8/15/26 #	880,000	903,936

		7,523,145

Insurance – 1.57%
Acrisure 144A 8.125% 2/15/24 #	190,000	195,581
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	35,323
Brighthouse Financial 3.70% 6/22/27	25,000	23,326
HUB International 144A 7.00% 5/1/26 #	780,000	769,002
Liberty Mutual Group 144A 4.569% 2/1/29 #	5,000	5,332
Marsh & McLennan 4.375% 3/15/29	10,000	10,750
MetLife 6.40% 12/15/36	100,000	110,669
NFP 144A 6.875% 7/15/25 #	160,000	153,800
Nuveen Finance 144A 4.125% 11/1/24 #	10,000	10,654

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Insurance (continued)
Prudential Financial 4.35% 2/25/50	10,000	$10,698
5.375% 5/15/45 µ	5,000	5,109
USI 144A 6.875% 5/1/25 #	797,000	775,083

		2,105,327

Media – 6.20%
Altice France 144A 7.375% 5/1/26 #	430,000	421,131
AMC Networks 4.75% 8/1/25	460,000	451,375
CCO Holdings 144A 5.125% 5/1/27 #	250,000	250,781
144A 5.50% 5/1/26 #	39,000	40,038
144A 5.75% 2/15/26 #	442,000	459,680
144A 5.875% 5/1/27 #	876,000	905,565
CSC Holdings 6.75% 11/15/21	895,000	956,531
144A 7.50% 4/1/28 #	200,000	214,000
144A 7.75% 7/15/25 #	325,000	346,531
Gray Television 144A 5.875% 7/15/26 #	747,000	768,252
Lamar Media 5.75% 2/1/26	399,000	418,703
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	433,793
Sirius XM Radio 144A 5.00% 8/1/27 #	905,000	894,819
144A 5.375% 4/15/25 #	479,000	484,159
Tribune Media 5.875% 7/15/22	412,000	418,571
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	410,000	409,488
VTR Finance 144A 6.875% 1/15/24 #	430,000	442,363

		8,315,780

Real Estate Investment Trusts – 1.88%
American Tower Trust I 144A 3.07% 3/15/23 #	20,000	20,256
Corporate Office Properties 3.60% 5/15/23	5,000	5,007
5.25% 2/15/24	30,000	31,896
Crown Castle International 4.30% 2/15/29	10,000	10,371
CyrusOne 5.375% 3/15/27	212,000	219,155
ESH Hospitality 144A 5.25% 5/1/25 #	656,000	657,640
Hospitality Properties Trust 4.50% 3/15/25	5,000	5,147
Host Hotels & Resorts 4.50% 2/1/26	35,000	36,440

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	838,000	$821,240
LifeStorage 3.50% 7/1/26	35,000	34,436
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	195,000	201,094
SBA Communications 4.875% 9/1/24	480,000	477,168
WP Carey 4.60% 4/1/24	5,000	5,288

		2,525,138

Services – 3.02%
Advanced Disposal Services 144A 5.625% 11/15/24 #	551,000	575,795
Aramark Services 144A 5.00% 2/1/28 #	530,000	525,694
Ashtead Capital 144A 4.375% 8/15/27 #	375,000	365,625
Avis Budget Car Rental 144A 6.375% 4/1/24 #	111,000	114,885
Covanta Holding 5.875% 7/1/25	557,000	570,925
IHS Markit 4.25% 5/1/29	5,000	5,110
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	234,630
Prime Security Services Borrower 144A 5.75% 4/15/26 #	385,000	381,150
144A 9.25% 5/15/23 #	332,000	348,393
United Rentals North America 5.50% 5/15/27	877,000	886,866
5.875% 9/15/26	30,000	31,163
Waste Management 2.95% 6/15/24	5,000	5,071
4.15% 7/15/49	10,000	10,592

		4,055,899

Technology – 2.82%
Broadcom 3.50% 1/15/28	5,000	4,578
144A 4.25% 4/15/26 #	5,000	4,957
CDK Global 5.00% 10/15/24	409,000	421,499
5.875% 6/15/26	570,000	592,800
CDW Finance 5.00% 9/1/25	239,000	242,585
CommScope Technologies 144A 5.00% 3/15/27 #	232,000	198,360
First Data 144A 5.75% 1/15/24 #	415,000	426,205
Infor US 6.50% 5/15/22	443,000	449,175

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Technology (continued)
Marvell Technology Group 4.875% 6/22/28	35,000	$36,581
Microchip Technology 144A 4.333% 6/1/23 #	15,000	15,432
NXP 144A 4.875% 3/1/24 #	35,000	36,942
Oracle 2.40% 9/15/23	30,000	29,791
RP Crown Parent 144A 7.375% 10/15/24 #	70,000	72,996
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	365,750
SS&C Technologies 144A 5.50% 9/30/27 #	380,000	383,639
Tencent Holdings 144A 3.975% 4/11/29 #	500,000	505,147

		3,786,437

Transportation – 0.43%
FedEx 4.05% 2/15/48	60,000	55,055
Norfolk Southern 3.80% 8/1/28	50,000	52,733
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	3,891	4,056
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	4,007	4,101
XPO Logistics 144A 6.125% 9/1/23 #	455,000	460,014

		575,959

Utilities – 2.10%
AES 5.50% 4/15/25	345,000	357,144
6.00% 5/15/26	57,000	59,850
Brooklyn Union Gas 144A 3.865% 3/4/29 #	15,000	15,817
Calpine 144A 5.25% 6/1/26 #	320,000	314,422
5.50% 2/1/24	205,000	199,363
5.75% 1/15/25	135,000	130,980
144A 5.875% 1/15/24 #	195,000	197,135
Emera 6.75% 6/15/76 µ	395,000	424,315
Enel 144A 8.75% 9/24/73 #µ	200,000	223,760
NRG Energy 144A 3.75% 6/15/24 #	5,000	5,087
144A 4.45% 6/15/29 #	5,000	5,148
Vistra Energy 144A 8.00% 1/15/25 #	371,000	392,333

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)

Utilities (continued)
Vistra Operations 144A 5.50% 9/1/26 #	105,000	$107,735
144A 5.625% 2/15/27 #	375,000	387,075

		2,820,164

Total Corporate Bonds (cost $78,142,033)		78,291,037

Sovereign Bonds – 1.31%Δ

Argentina – 0.50%
Argentine Republic Government International Bond 6.875% 1/11/48	1,000,000	671,260

		671,260

Indonesia – 0.81%
Indonesia Government International Bonds 144A 5.125% 1/15/45 #	1,000,000	1,085,793

		1,085,793

Total Sovereign Bonds (cost $1,925,600)		1,757,053

US Treasury Obligations – 1.71%

US Treasury Bonds 2.75% 11/15/47	10,000	10,350
2.875% 5/15/49	15,000	15,947
3.00% 5/15/47	115,000	124,923
3.00% 2/15/48	25,000	27,143
3.00% 2/15/49	40,000	43,558
US Treasury Notes 1.125% 7/31/21	185,000	181,878
1.375% 1/31/21	60,000	59,382
1.50% 8/15/26	1,045,000	1,007,242
1.75% 5/31/22	15,000	14,937
1.875% 7/31/22	65,000	64,967
1.875% 9/30/22	35,000	34,989
2.00% 12/31/21	5,000	5,015
2.00% 10/31/22	20,000	20,066
2.125% 3/31/24	5,000	5,044
2.25% 3/31/21	55,000	55,271
2.25% 2/15/27	10,000	10,139
2.25% 8/15/27	80,000	81,009
2.25% 11/15/27	45,000	45,538
2.50% 6/30/20	5,000	5,015
2.50% 3/31/23	10,000	10,219
2.50% 1/31/24	95,000	97,414
2.625% 12/31/23	5,000	5,152
2.625% 2/15/29	200,000	208,539

	Principal	Value
	amount°	(US $)

US Treasury Obligations (continued)

US Treasury Notes 2.75% 4/30/23	10,000	$10,314
2.75% 5/31/23	20,000	20,639
2.75% 2/15/28	85,000	89,351
2.875% 5/15/28	15,000	15,929
3.125% 11/15/28	25,000	27,123

Total US Treasury Obligations (cost $2,278,933)		2,297,093

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-C 144A 0.239% 1/15/87 #♦=	500,000	0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares

Preferred Stock – 0.92%

Bank of America 2.15% µ	470,000	511,426
Freddie Mac 6.02%	40,000	494,000
GMAC Capital Trust I 8.303% (LIBOR03M + 5.785%) ●	6,000	154,920
SITE Centers 6.50%	946	23,347
Washington Prime Group 6.875%	2,511	47,282

Total Preferred Stock (cost $1,797,970)		1,230,975

Short-Term Investments – 5.87%

Money Market Mutual Funds – 5.87%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.30%)	1,528,104	1,527,757
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.27%)	1,528,104	1,527,755
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.30%)	1,528,104	1,527,754

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.29%)	1,775,044	$1,774,660
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.24%)	1,528,104	1,527,746

Total Short-Term Investments (cost $7,885,672)		7,885,672

Total Value of Securities – 142.91% (cost $194,687,398)		$191,805,134

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2019, the aggregate value of Rule 144A securities was $44,981,788, which represents 33.51% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

PIK. 100% of the income received was in the form of both cash and par.
❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 2.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2019. Rate will reset at a future date.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At May 31, 2019, the aggregate value of restricted securities was $1,533,518, which represented 1.14% of the Fund’s net assets. See table on next page for additional details.

Y	No contractual maturity date.
†	Non-income producing security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at May 31, 2019. For securities based on a published

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$898,916	$933,860
Merion Champion’s Walk	2/13/18	23,316	24,223
Merion Champion’s Walk	7/11/18	24,394	24,223
Merion Champion’s Walk	10/22/18	24,757	24,223
Merion Champion’s Walk	2/13/19	25,111	24,221
Merion Countryside	5/11/16	—	446,458
Merion Countryside	4/7/17	—	36,199
Merion Countryside	5/3/18	—	20,111

Total		$996,494	$1,533,518

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

ETF – Exchange-Traded Fund

FREMF – Freddie Mac Multifamily

FTSE – Financial Times Stock Exchange

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR –London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

S.F. – Single Family

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

May 31, 2019 (Unaudited)

Assets:
Investments, at value[1]	$191,805,134
Foreign currencies, at value[2]	241,552
Receivable for securities sold	2,052,621
Dividend and interest receivable	1,752,214
Foreign tax reclaim receivable	413,233

Total assets	196,264,754

Liabilities:
Cash overdraft	1,167,095
Borrowing under line of credit	60,600,000
Investment management fees payable to affiliates	160,297
Other accrued expenses	51,995
Interest expense payable on line of credit	32,005
Payable for securities purchased	30,588
Reports and statements to shareholders expenses payable to affiliates	5,736
Trustees’ fees and expenses payable to affiliates	1,107
Accounting and administration expenses payable to affiliates	977
Legal fees payable to affiliates	133
Other affiliates payable	64

Total liabilities	62,049,997

Total Net Assets	$134,214,757

Net Assets Consist of:
Paid-in capital	$143,499,553
Total distributable earnings (loss)	(9,284,796)

Total Net Assets	$134,214,757

Net Asset Value

Common Shares
Net assets	$134,214,757
Shares of beneficial interest outstanding	12,639,301
Net asset value per share	$10.62

[1] Investments, at cost	$194,687,398
[2] Foreign currencies, at cost	249,283

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2019 (Unaudited)

Investment Income:
Interest	$2,859,033
Dividends	2,458,867
Foreign tax withheld	(120,332)

5,197,568

Expenses:
Interest expense	1,027,378
Management fees	936,728
Reports and statements to shareholders expenses	165,658
Legal fees	63,149
Accounting and administration expenses	37,214
Audit and tax fees	26,387
Dividend disbursing and transfer agent fees and expenses	24,076
Custodian fees	18,851
Trustees’ fees and expenses	4,108
Registration fees	270
Other expenses	96,198

2,400,017
Less expenses paid indirectly	(2,457)

Total operating expenses	2,397,560

Net Investment Income	2,800,008

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,084,280)
Foreign currencies	(136,838)
Foreign currency exchange contracts	95,958
Options written	488,752

Net realized loss	(1,636,408)

Net change in unrealized appreciation (depreciation) of:
Investments	2,348,727
Foreign currencies	(10,474)
Foreign currency exchange contracts	73

Net change in unrealized appreciation (depreciation)	2,338,326

Net Realized and Unrealized Gain	701,918

Net Increase in Net Assets Resulting from Operations	$3,501,926

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Six months ended 5/31/19 (Unaudited)	Year ended 11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,800,008	$7,754,000
Net realized gain (loss)	(1,636,408)	7,839,711
Net change in unrealized appreciation (depreciation)	2,338,326	(34,537,725)

Net increase (decrease) in net assets resulting from operations	3,501,926	(18,944,014)

Dividends and Distributions to Shareholders from:
Distributable earnings	(6,892,285)	(14,633,782)
Return of capital	—	(2,265,942)

	(6,892,285)	(16,899,724)

Capital Share Transactions:
Cost of shares repurchased[1]	(225,781)	(33,430,954)

Decrease in net assets derived from capital share transactions	(225,781)	(33,430,954)

Net Decrease in Net Assets	(3,616,140)	(69,274,692)
Net Assets:
Beginning of period	137,830,897	207,105,589

End of period	$134,214,757	$137,830,897

1See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2019 (Unaudited)

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,501,926

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	4,622
Proceeds from disposition of investment securities	156,530,910
Purchase of investment securities	(139,372,205)
Purchase (Proceeds) from disposition of short-term investment securities, net	(7,080,708)
Net realized (gain) loss on investments	2,084,280
Net realized (gain) loss on options written	(488,752)
Net change in unrealized (appreciation) depreciation of investments	(2,348,727)
Net change in unrealized (appreciation) depreciation of foreign currencies	10,474
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(73)
Return of capital distributions on investments	218,510
Net purchases and sales in options written	488,752
(Increase) decrease in receivable for securities sold	(2,046,236)
(Increase) decrease in dividends and interest receivable	106,184
(Increase) decrease in foreign dividend reclaim receivable	2,973
Increase (decrease) in payable for securities purchased	(334,162)
Increase (decrease) in other affiliates payable	(541)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(6)
Increase (decrease) in accounting and administration expenses payable to affiliates	9
Increase (decrease) in investment management fees payable to affiliates	658
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(3,715)
Increase (decrease) in legal fees payable to affiliates	14
Increase (decrease) in other accrued expenses payable	(250,512)
Increase (decrease) in interest expense payable	2,101

Total adjustments	7,523,850

Net cash provided by operating activities	11,025,776

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(5,000,000)
Cost of shares repurchased	(225,781)
Cash dividends and distributions paid to shareholders	(6,892,285)
Increase in bank overdraft	925,543

Net cash used for financing activities	(11,192,523)

Effect of exchange rates on cash	(10,474)

Net decrease in cash	(177,221)
Cash at beginning of period*	177,221

Cash at end of period*	$—

Cash paid for interest expense on leverage	$1,025,277

* Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/19[1]	Year ended
	(Unaudited)	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Net asset value, beginning of period	$10.88	$13.08	$11.43	$11.49	$13.19	$13.52

Income (loss) from investment operations:
Net investment income[2]	0.22	0.50	0.44	0.42	0.57	0.59
Net realized and unrealized gain (loss)	0.07	(1.61)	1.84	0.36	(1.37)	(0.02)

Total from investment operations	0.29	(1.11)	2.28	0.78	(0.80)	0.57

Less dividends and distributions from:
Net investment income	(0.53)	(0.38)	(0.51)	(0.41)	(0.73)	(0.90)
Return of capital	—	(0.15)	(0.12)	(0.43)	(0.17)	—
Net realized gain	(0.02)	(0.56)	—	—	—	—

Total dividends and distributions	(0.55)	(1.09)	(0.63)	(0.84)	(0.90)	(0.90)

Net asset value, end of period	$10.62	$10.88	$13.08	$11.43	$11.49	$13.19

Market value, end of period	$9.54	$9.60	$11.98	$9.65	$9.72	$11.96

Total return based on3:
Net asset value	3.40%	(8.38% )	21.03%	8.65%	(5.30% )	4.94%
Market value	5.27%	(11.74% )	31.30%	8.44%	(11.65% )	5.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,215	$137,831	$207,106	$181,220	$182,254	$209,280
Ratio of expenses to average net assets[4,5,6,7]	3.51%	3.02%	2.38%	2.30%	2.10%	1.88%
Ratio of net investment income to average net assets[8]	4.10%	4.06%	3.50%	3.79%	4.52%	4.31%
Portfolio turnover	72%	34%	40%	54%	48%	56%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$60,600	$65,600	$82,000	$82,000	$84,000	$87,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,215	$3,101	$3,526	$3,210	$3,170	$3,406

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total return based on net asset value will be higher than total return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019 and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.39%, 1.31%, 1.12%, 1.19%, 1.14%, and 1.13%, respectively.

[6]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019 and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.04%, 0.81%, 0.56%, 0.41%, 0.33%, and 0.27%, respectively.

[7]

The ratio of interest expense to average net assets for the six months ended May 31, 2019 and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.51%, 1.15%, 0.80%, 0.59%, 0.47%, and 0.37% respectively.

[8]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019 and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 2.84%, 2.85%, 2.47%, 2.63%, 3.15%, and 3.21%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

May 31, 2019 (Unaudited)

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2019 and for all open tax years (years ended Nov. 30, 2016–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2019, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At May 31, 2019, the Fund held no investments in repurchase agreements.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expense paid indirectly.” For the six months ended May 31, 2019, the Fund earned $2,457 under this arrangement.

(continues)	21

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2019, the Fund was charged $5,745 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2019, the Fund was charged $26,053 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

3. Investments

For the six months ended May 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$138,608,479
Purchases of US government securities	763,726
Sales other than US government securities	156,123,290
Sales of US government securities	407,620

At May 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2019, the cost and unrealized appreciation (depreciation) of investments for the Fund were as follows:

Cost of investments	$194,849,377

Aggregate unrealized appreciation of investments	$6,760,661
Aggregate unrealized depreciation of investments	(9,804,904)

Net unrealized depreciation of investments	$(3,044,243)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	23

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$48,219	$—	$48,219
Corporate Debt	—	93,574,970	—	93,574,970
Foreign Debt	—	1,757,053	—	1,757,053
Common Stock
Communication Services	2,165,458	5,431,269	—	7,596,727
Consumer Discretionary	4,229,790	9,229,863	—	13,459,653
Consumer Staples	3,159,159	10,086,233	—	13,245,392
Diversified REIT	197,996	—	—	197,996
Energy	3,670,355	—	—	3,670,355
Financials	3,614,488	—	—	3,614,488
Healthcare	7,640,630	8,279,314	—	15,919,944
Healthcare REIT	21,373	—	—	21,373
Hotel REITs	644,775	—	—	644,775
Industrials	1,667,300	8,428,558	—	10,095,858
Information Technology	2,706,483	—	—	2,706,483
Materials	746,928	2,212,629	—	2,959,557
Mortgage REITs	1,644,085	—	—	1,644,085
Multifamily REIT	872,898	—	—	872,898
Office REITs	936,983	137,759	—	1,074,742
Shopping Center REITs	484,400	—	—	484,400
Single Tenant REIT	107,690	—	—	107,690
Utilities	1,362,891	—	—	1,362,891
Convertible Preferred Stock[1]	1,624,615	1,217,552	—	2,842,167
Exchange-Traded Fund	956,160	—	—	956,160
Limited Partnerships	—	—	1,533,518	1,533,518
Preferred Stock[1]	736,975	494,000	—	1,230,975
US Treasury Obligations	—	2,297,093	—	2,297,093
Short-Term Investments	7,885,672	—	—	7,885,672

Total Value of Securities	$47,077,104	$143,194,512	$1,533,518	$191,805,134

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	57.16%	42.84%	100.00%
Preferred Stock	59.87%	40.13%	100.00%

As a result of utilizing international fair value pricing at May 31, 2019, a portion of the Fund’s common stock was categorized as Level 2.

During the six months ended May 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Limited
Partnerships
Beginning balance Nov. 30, 2018	$2,156,537
Purchases	25,496
Amortization	(623,816)
Net change in unrealized appreciation (depreciation)	(24,699)

Ending balance May 31, 2019	$1,533,518

Net change in unrealized appreciation from investments still held at the end of the year	$(24,699)

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$1,030,750	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Limited Partnership	502,768	Acquisition price	Acquisition price adjusted for liquidity discount

Total	$1,533,518

A significant change to the inputs may result in a significant change to the valuation.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the six months ended May 31, 2019 and the year ended Nov. 30, 2018, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

(continues)	25

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

4. Capital Stock (continued)

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the six months ended May 31, 2019, the Fund repurchased 23,937 common shares valued at $225,781. The weighted average discount per share at the repurchase date was 13.75% for the six months ended May 31, 2019. There were no shares repurchased under the Fund’s share repurchase program for the year ended Nov. 30, 2018.

On May 24, 2018, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 20% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on Oct. 29, 2018, the first business day following the expiration of the offer. The tender offer commenced on Sept. 28, 2018, and expired on Oct. 26, 2018. In connection with the tender offer, the Fund purchased 3,165,810 shares of beneficial interest at a total cost of $33,430,954. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 45.66%) in accordance with the terms of the tender offer.

On May 30, 2019, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 28, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 31, 2019 and expired on June 27, 2019. In connection with the tender offer, the Fund purchased 631,965 shares at a total cost of $6,882,098.85. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 18.96%) in accordance with the terms of the tender offer.

5. Line of Credit

For the six months ended May 31, 2019, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 14, 2019. Effective June 14, 2019, the Fund entered into Amendment No. 4 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 12, 2020. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2019, the par value of loans outstanding was $60,600,000, at a variable interest rate of 3.34%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2019, the average daily balance of loans outstanding was $60,847,253, at a weighted average interest rate of approximately 3.34%. On Dec. 10, 2018 the Fund repaid $5,000,000 to reduce the outstanding line of credit loan to $60,600,000.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 4 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at May 31, 2019.

During the six months ended May 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at May 31, 2019.

During the six months ended May 31, 2019, the Fund entered into written option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2019:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$473,822	$639,855
Options contracts (average notional value)	—	32,352

7. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic

(continues)	27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

7. Securities Lending (continued)

Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2019, the Fund had no securities out on loan.

8. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

(continues)	29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management

On Oct. 31, 2018, the Fund announced that D. Tysen Nutt Jr., senior portfolio manager and team leader for Delaware Management Company’s Large-Cap Value team, would retire on July 15, 2019 and that senior portfolio manager Nikhil G. Lalvani would succeed Mr. Nutt as the Large-Cap Value team leader, effective as of Oct. 31, 2018. The Fund also announced that Mr. Nutt would remain an active member of the Fund’s portfolio management team through his retirement date. On Jan. 11, 2019, the Fund announced the addition of Mr. Lalvani to the Fund’s portfolio management team.

On March 1, 2019, the Fund announced the addition of Sharon H. Hill, Jens Hansen, Klaus Petersen, Claus Juul, and Åsa Annerstedt to the Fund’s portfolio management team.

On July 16, 2019, the Fund announced the addition of Chris Gowlland to the Fund’s portfolio management team effective July 26, 2019. Mr. Gowlland will be replacing Dr. Hill on the portfolio management team.

Listed below are the biographies for each member of the portfolio management team.

Åsa Annerstedt

Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s ValueInvest Global Equity team. She joined Macquarie Investment Management in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Annerstedt joined ValueInvest in 2013 as a portfolio manager. Prior to joining ValueInvest, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.

Chris Gowlland, CFA

Vice President, Senior Quantitative Analyst

Chris Gowlland is senior quantitative analyst for the firm’s equity department. He also serves as portfolio manager for several different strategies in the firm’s multi-asset class offerings, a role he assumed in July 2019. Gowlland joined Macquarie Investment Management in May 2007 as vice president and senior quantitative analyst. Prior to joining the firm, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.

Jens Hansen

Managing Director, Chief Investment Officer — ValueInvest Global Equity Team

Jens Hansen heads the firm’s ValueInvest Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Hansen joined ValueInvest Asset Management in 2001 as a portfolio manager. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.

(continues)	31

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Klaus Petersen, CFA

Portfolio Manager

Klaus Petersen is a portfolio manager for the firm’s ValueInvest Global Equity team. He joined Macquarie Investment Management in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Petersen joined ValueInvest in 2006 as a portfolio manager. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.

Claus Juul

Portfolio Manager

Claus Juul is a portfolio manager for the firm’s ValueInvest Global Equity team. He joined Macquarie Investment Management in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Juul joined ValueInvest in 2004 as a portfolio manager. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Adam H. Brown, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Craig C. Dembek, CFA

Executive Director, Global Head of Credit Research

Craig C. Dembek is global head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

(continues)	33

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Roger A. Early, CPA, CFA

Executive Director, Chief Investment Officer of US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business. He rejoined Macquarie Investment Management in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the

(continues)	35

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2019
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.2224	$—	$0.0179	$0.3046	$0.5449
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2019
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
40.81%	—	3.29%	55.90%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted tender offers in 2018 and 2019. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value.

Since the Fund’s organization in 2007, the Fund has consummated tender offers in 2018 and 2019.

Board consideration of sub-advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held February 27-28, 2019

At a meeting held on Feb. 27-28, 2019, the Board of Trustees (the “Board”) of Delaware Enhanced Global Dividend and Income Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”), respectively. MIMEL, MIMAK, and MIMGL may also be referenced as “sub-advisors” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK, and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL, MIMAK, and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK, and MIMGL; information concerning MIMEL’s, MIMAK’s, and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s, and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK, and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by the sub-advisors, the Board reviewed the services to be provided by each sub-advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the sub-advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to each sub-advisor. In discussing the nature of the services proposed to be provided by the sub-advisors, it was observed that, unlike traditional sub-advisors who make all of the investment-related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the sub-advisors as currently contemplated is primarily more of a collaborative effort between DMC and the sub-advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Fund’s strategy to the sub-advisors, who would be permitted to

(continues)	37

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of sub-advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held February 27-28, 2019 (continued)

execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Fund’s named portfolio managers will continue to retain principal responsibility for the Fund’s strategy and investment process and be primarily responsible for the day-to-day management of the Fund’s portfolio. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the sub-advisors to the Fund and its shareholders and was confident in the abilities of the sub-advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of the sub-advisors for the Fund, the Board reviewed information on prior performance for the sub-advisors. In evaluating performance, the Board considered that the sub-advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain principal responsibility for the Fund’s strategy as described above. In addition, the Board considered that the sub-advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a sub-advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the sub-advisors a sub-advisory fee based on the extent to which a sub-advisor provides services to the Fund as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each sub-advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each sub-advisor and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each sub-advisor based on a projection of sub-advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the sub-advisors to the Fund, there were no comparable accounts and corresponding fees to which the sub-advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the sub-advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall out benefits. Information about each sub-advisor’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. With regard to potential fall-out benefits derived or to be derived by the sub-advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the sub-advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rate declines.

About the organization

This semiannual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

† Audit Committee Member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans†

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (12/1/2018 - 12/31/2018)	0	-	0	12,663,237.6820
Month #2 (1/1/2019 - 1/31/2019)	10,419	9.112	0	12,652,818.6820
Month #3 (2/1/2019 - 2/28/2019)	0	-	0	12,652,818.6820
Month #4 (3/1/2019 - 3/31/2019)	13,518	9.623	0	12,639,300.6820
Month #5 (4/1/2019 - 4/30/2019)	0	-	0	12,639,300.6820
Month #6 (5/1/2019 - 5/31/2019)	0	-	0	12,639,300.6820
Total	23,937	9.495	0	12,639,300.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 180 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the semiannual period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities
Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 5, 2019